Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events
Subsequent Events

22. Subsequent Events

In January 2016, the Group purchased 78% of the total equity interest of Yixun with a cash consideration of RMB 17,300,000 (USD2.7 million). Yixun is primarily engaged in the P2P internet lending business.

In January 2016, the Group issued to Julius Baer Investment Ltd. (“Julius Baer”) and SINA Hong Kong Limited (“SINA”) 9,591,000 and 2,880,000 ordinary shares, respectively, representing approximately 4.99% and 1.5% of the Group’s total outstanding share capital, respectively, at $1.83 per share, in a private placement.  The aggregate transaction value of this private placement was approximately $22.9 million.

In March 2016, the Group entered into a binding agreement to acquire approximately 71% of the equity interests in Runju from two of its existing shareholders, one of which is a related party of the Group. Runju primarily operates an online platform which facilitates the exchange of the ownership of debt and equity products. The total consideration for the acquisition is approximately RMB 90.5 million ($14.3 million). The Group prepaid RMB 77.6 million ($11.9 million) in December 2015. The completion of this transaction is subject to the satisfaction of certain closing conditions, including the completion of certain asset injections by the existing shareholders of Runju.